UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	RELV	NASDAQ Capital Market

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Reliv International, Inc. (the “Company”) was held on Thursday, May 23, 2019 at 9:00 a.m. Central Daylight Savings Time at the corporate headquarters of the Company located at 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri.

The following actions were submitted and approved by a vote of the stockholders of the Company:

1.	Election of five directors.

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2019.

3.	To approve, by non-binding vote, named executive compensation; and

4.	To recommend, by non-binding vote, the frequency of executive compensation votes.

Stockholders of record at the close of business on March 25, 2019 were entitled to vote. A total of 1,526,632 shares were represented by proxy or in person at the Annual Meeting, which constituted more than 87% of the Company’s issued and outstanding shares of common stock. These shares were voted on the matters presented at the Annual Meeting as follows:

1.            For the election of directors:

Name	For	Against	Abstentions and Broker Non-Votes

Robert L. Montgomery	825,267	33,661	667,704

Ryan A. Montgomery	825,722	33,231	667,679

Robert M. Henry	662,720	194,782	669,130

John M. Klimek	659,901	197,597	669,134

Paul J. Adams	663,745	193,772	669,115

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2019.

For	Against	Abstentions

1,494,113	31,698	821

3.	Approval, by non-binding vote, of named executive compensation.

For	Against	Abstentions and Broker Non-Votes

678,346	177,820	670,466

4.	Recommendation, by non-binding vote, of frequency of executive compensation votes.

1 Year	2 Years	3 Years	Broker Non-Votes

148,979	17,614	691,648	668,215

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Reliv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on May 24, 2019.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer